                                                                      Exhibit 99



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
                                                    ----------------------------
   SERVICE MERCHANDISE COMPANY, INC.
   ---------------------------------
                                          Judge:    PAINE
                                                    ----------------------------

                                          Chapter 11


Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING    October 29, 2000
                                                            --------------------

              COMES NOW,        SERVICE MERCHANDISE COMPANY, INC.
                                ------------------------------------------------

   Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing October 2, 2000 and ending October 29, 2000 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                      [X]    Monthly Reporting Questionnaire (Attachment 1)

                      [X]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                      N/A    Summary of Accounts Receivable (Form OPR-3)

                      [X]    Schedule of Postpetition Liabilities (Form OPR-4)

                      [X]    Statement of Income (Loss) (Form OPR-5)


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

   Date:   11/17/00           DEBTOR - IN - POSSESSION
         --------------

                              By:            /s/ KENNETH A. CONWAY
                                             -----------------------------------

                              Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT
                                               AND CONTROLLER
                                               ---------------------------------

                              Address:         7100 SERVICE MERCHANDISE DRIVE
                                               ---------------------------------
                                               BRENTWOOD, TENNESSEE 37027
                                               ---------------------------------

                              Telephone No:    (615) 660-3340
                                               ---------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

1. Payroll

                                                                                         WAGES                      TAXES

      OFFICERS                             TITLE                                   GROSS         NET           DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO              CHIEF EXECUTIVE OFFICER                                  50,188.10     24,037.33     6,500.54     19,269.97
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                           GENERAL COUNSEL AND SECRETARY                         27,752.86     18,603.87     2,185.87      6,712.01
THOMAS L. GARRETT, JR.  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER     1,059,503.86    747,479.40            -    312,023.86
CHARLES K. SEPTER       PRESIDENT AND CHIEF OPERATING OFFICER                    39,229.81     24,680.08     3,595.07     10,056.61
ROBERT J. PINDRED       VICE PRESIDENT AND TREASURER                             11,558.88      6,984.33     1,265.94      3,127.93
JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION                  11,597.13      8,274.93       678.42      1,978.17
KARREN PRASIFKA         ASSISTANT GENERAL COUNSEL VICE PRESIDENT                 14,665.05      9,919.37     1,169.98      3,454.17
BILLY STEWART           ASSISTANT VICE PRESIDENT, TAX                             7,706.27      5,811.76       310.71        919.81
KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                            12,335.22      8,390.55       544.74      1,491.52
ERIC A. KOVATS          SENIOR VICE PRESIDENT, STORES                            22,000.46     15,116.87     1,536.50      4,751.38
ROSE C. SEPTER          SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING             22,502.81     15,422.49     1,647.15      5,317.02
JERRY E. FOREMAN        SENIOR VICE PRESIDENT, MERCHANDISING                     25,861.43     14,371.92     5,022.83      6,183.92

THOMAS L. GARRETT, JR. received severance in the amount of $1,000,441.28 and a retention payment in the amount of $59,062.58

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 2, 2000 THROUGH October 29, 2000

2.  INSURANCE

                                                             COVERAGE        POLICY        EXPIRATION     PREMIUM     DATE COVERAGE
TYPE                        NAME OF CARRIER                   AMOUNT         NUMBER           DATE         AMOUNT      PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co    $5 Million       CCIPW12011       12/31/00    $1,441,249       12/31/00
                            Royal                          $5 Million       RHD314289        12/31/00      $100,000       12/31/00
                            Westchester Fire               $15 Million      1XA394310        12/31/00       $50,100       12/31/00
                            Allianz Insurance Co           $12 Million      CLP1034720       12/31/00       $20,040       12/31/00
                            TIG Insurance Co               $13 Million     XPT38797667       12/31/00       $32,500       12/31/00
                            Westchester Fire               $20 Million      1XA394311        12/31/00       $10,020       12/31/00
                            Allianz Insurance Co           $30 Million      CLP1034720       12/31/00       $15,030       12/31/00
                            Allianz Insurance Co           $25 Million      CLP1034720       12/31/00        $6,680       12/31/00
Boiler & Machinery          Hartford Steam Boiler          $10 Million       4914539         12/31/00        $8,383       12/31/00
Transit                     Fireman's Fund Insurance Co    $1 Million       CCIMG72820       12/31/00        $8,525       12/31/00
Ocean Cargo                 Fireman's Fund Insurance Co    $10 Million       CR37211         12/31/00       $25,000       12/31/00
Special Crime               Reliance Insurance Co          $25 Million      NFK1951937       05/01/02       $13,458       05/01/02
Crime                       National Union Fire Ins Co     $10 Million       858-0797        03/01/01       $56,505       03/01/01
Fiduciary                   National Union Fire Ins Co     $10 Million      267-81-30        03/01/01       $19,140       03/01/01
Employment Practices
   Liability                Chubb Insurance Co             $10 Million      81278901A        03/01/01      $130,845       03/01/01
                            Royal Insurance Co             $10 Million      PSF000010        03/01/01       $56,364       03/01/01
Directors & Officers        Continental Insurance Co       $10 Million      300714943        03/01/01      $453,500       03/01/01
                            Chubb Insurance Co             $10 Million      81278902-A       03/01/01      $266,666       03/01/01
                            Royal Insurance Co             $10 Million      PSF000009        03/01/01      $133,000       03/01/01
Umbrella                    Federal Insurance Co           $50 Million       79763295        12/31/01       $63,357       12/31/00
Excess Liability            American Guarantee & Liab      $50 Million     AEC287610700      12/31/00       $25,000       12/31/00
International               Ace American Ins Co            $1 Million       PHF051491        12/31/00        $2,500       12/31/00
Punitive Damages            Chubb Atlantic Indemnity       $50 Million    00) 3310-05-98     12/31/00       $17,160       12/31/00
Punitive Damages - Excess   Zurich International Bermuda   $50 Million     ZGEB-091 PD       12/31/00        $5,000       12/31/00
General Liability           Ace American Ins Co            $5 Million      XSLG19903254      12/31/00       $11,032       12/31/00
Workers' Compensation       Pacific Employers Ins Co       Statutory       WLRC42662112      12/31/00       $19,978       12/31/00
WC Excess                   Ace American Ins Co            Statutory        XWC011950        12/31/00        $1,601       12/31/00
WC Contractual Indemnity    Illinois Union Insurance Co    Statutory       CTPG19903461      12/31/00        $2,083       12/31/00
WC Nevada                   Ace American Ins Co            Statutory       NWCC42662173      12/31/00        $1,737       12/31/00
Auto                        Pacific Employers Ins Co       $1 Million      ISAH07571008      12/31/00        $2,083       12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $    10,750
RETAIL SAFE FUNDS                                                        1,932,326

CORPORATE ACCOUNTS                                                       2,198,991
------------------                                                       ---------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            590,536
KEY NATIONAL BANK                                                          309,304
BANK OF BOSTON                                                             218,120
BANK OF BOSTON CONNECTICUT                                                 187,166
FIRST UNION                                                              2,073,521
BANK ONE LOUISIANA                                                         322,426
ABN - AMRO BANK                                                            153,378
COMERICA BANK                                                              215,056
AM SOUTH                                                                   347,309
BANK OF AMERICA CALIFORNIA                                                 216,234
BANK OF OKLAHOMA                                                           125,177
CHASE BANK OF TEXAS                                                        598,501
SINGLE STORE DEPOSITORY ACCOUNTS                                           283,093
WELLS FARGO BANK                                                            62,307
BANK OF AMERICA                                                             64,418
BANK ONE, IN                                                               168,970
PNC BANK                                                                   533,125
OAK BROOK BANK                                                             626,017

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       8,915,907
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                              22,896
OTHER CASH ACCOUNTS                                                        904,988
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $21,080,518
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL        ACTUAL        ACTUAL        ACTUAL        TOTAL
                         Monday      10/02/00      10/09/00      10/16/00      10/23/00      10/02/00
                         Sunday      10/08/00      10/15/00      10/22/00      10/29/00      10/29/00
                                     --------      --------      --------      --------      ---------
Receipts:
   Sales receipts                    $ 20,728      $ 22,310      $ 16,939      $ 21,075      $  81,052
   Miscellaneous receipts                  --           470            --            --            470
                                     --------      --------      --------      --------      ---------
Total available collections            20,728        22,780        16,939        21,075         81,522

Disbursements:
   Merchandise disbursements           23,038        16,199        20,748        20,379         80,364
   Non-merchandise disbursements       24,343        22,215        15,068        18,316         79,942
                                     --------      --------      --------      --------      ---------
Total disbursements                    47,381        38,414        35,816        38,695        160,306
                                     --------      --------      --------      --------      ---------
Net receipts/(disbursements)         $(26,653)     $(15,634)     $(18,877)     $(17,620)     $ (78,784)
                                     ========      ========      ========      ========      =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast
                                  11/05/00     11/12/00     11/26/00     12/31/00
                                  --------     --------     --------     --------
Ending total revolver balance     $240,634     $261,384     $315,210     $107,348
Term loan                           60,000       60,000       60,000       60,000
Standby letters of credit           27,228       27,184       27,184       25,684
Trade letters of credit             16,828       17,697       20,235       20,248
                                  --------     --------     --------     --------
Total extensions of credit         344,690      366,265      422,629      213,280

Borrowing base                     500,951      526,438      559,221      455,663
                                  --------     --------     --------     --------
Availability                      $156,261     $160,173     $136,592     $242,383
                                  ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 2, 2000 THROUGH October 29, 2000

4.  Payments to Professionals October 2, 2000 through October 29, 2000

   Vendor #                  Vendor Name                                 Check Amt.   Check Date        Check #
-----------------------------------------------------------------------------------------------------------------
    101730      CBIZ Property Tax Solutions, Inc.                         $7,212.24    10/05/00         50019715
     86237      Brusniak, Clement, Harrison & McCool, PC                  $1,729.57    10/05/00         50019719
     94414      Keen Realty Consultants, Inc.                           $147,012.90    10/09/00         50019947
    101607      PricewaterhouseCoopers, LLP                                 $352.95    10/10/00         50020047
    101730      CBIZ Property Tax Solutions, Inc.                         $6,000.00    10/10/00         50020109
    101730      CBIZ Property Tax Solutions, Inc.                         $1,442.45    10/10/00         50020110
     94005      Donald A. Blum                                            $7,438.00    10/16/00         50020639
     57117      Deloitte & Touche                                       $106,250.00    10/17/00         50020735
     50995      Brann & Issacson                                            $847.99    10/17/00         50020784
     76921      Doody and Lafakis, Ltd                                      $339.71    10/18/00         50021214
     57117      Deloitte & Touche                                        $20,725.00    10/19/00         50021342
    101625      DG Hart Associates, Inc.                                 $52,440.73    10/20/00         B0023141
     99444      Sitrick & Company                                        $21,776.15    10/20/00         B0023143
     53703      Barron and Stadfeld, PC                                     $426.85    10/23/00         50021655
     57809      McNeill & Taylor, PA                                      $4,384.17    10/23/00         50021656
     67017      Barkley & Thompson                                        $4,327.20    10/23/00         50021657
     91420      Magenheim, Bateman, Robinson                                 $78.91    10/23/00         50021659
     95913      Locke, Reynolds, Boyd & Weisell                              $72.30    10/23/00         50021662
     63010      Rives & Peterson                                             $85.44    10/24/00         50021730
     84740      Taft, Stettinius & Hollister                                 $37.28    10/24/00         50021741
     97660      Schnader Harrison, Segal & Lewis                             $20.00    10/24/00         50021754
     48779      Loss, Pavone & Orel                                          $86.50    10/24/00         50021817
     67017      Barkley & Thompson                                           $74.60    10/24/00         50021818
     69583      McCarthy, Fingar, Donovan, Drazen & Smith, LLP               $35.00    10/24/00         50021820
     93547      D'Assaro and Hall                                         $2,210.85    10/24/00         50021823
     96684      Sherbow & Mitchell, PC                                       $31.14    10/24/00         50021824
     57117      Deloitte & Touche                                        $20,797.80    10/25/00         50022005
     67017      Barkley & Thompson                                           $54.00    10/26/00         50022319
     99459      Robert L. Berger & Associates                            $32,921.99    10/26/00         B0023168
     98176      Price Waterhouse Coopers, LLP                           $163,878.00    10/27/00         50022491
    101606      Service Real Estate Venture                              $18,782.07    10/27/00         B0023196
    101993      Rothschild, Inc.                                        $108,488.07    10/27/00         B0023198
     63078      Weil, Gotshal & Manges, LLP                               $3,013.05    10/27/00         B0023199
     71217      Bass, Berry & Sims                                      $125,723.88    10/27/00         B0023200
     98378      Skadden, Arps, Slate, Meagher & Flom                    $506,634.00    10/27/00         B0023201
     99104      Jay Alix & Associates                                   $136,199.06    10/27/00         B0023202
     99391      Otterbourg, Steindler, Houston & Rosen, PC              $122,566.14    10/27/00         B0023203
     99454      Harwell, Howard, Hyne, Gabbert & Manner, PC              $31,646.69    10/27/00         B0023204

FORM- OPR 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                            October 29,     October 1,
                                                                2000           2000
                                                            -----------    -----------
ASSETS
Current Assets:
     Cash and cash equivalents                              $    21,081    $    22,376
     Accounts receivable                                          7,557          7,906
     Inventories                                                583,822        523,968
     Prepaid expenses and other assets                           20,892         22,641
                                                            -----------    -----------
     TOTAL CURRENT ASSETS                                       633,352        576,891
                                                            -----------    -----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation              352,758        347,253
     Capitalized leases, net of accumulated amortization         12,728         12,921
                                                            -----------    -----------
                    TOTAL PROPERTY AND EQUIPMENT                365,486        360,174
                                                            -----------    -----------
     Other assets and deferred charges                           47,390         48,865

     TOTAL ASSETS                                           $ 1,046,228    $   985,930
                                                            ===========    ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                 $   217,956    $   139,485
     Accounts payable                                            91,977         77,873
     Accrued expenses                                           143,236        151,250
     State & local sales tax                                     10,627         10,423
     Current maturities capitalized leases                           92             88
                                                            -----------    -----------
     TOTAL CURRENT LIABILITIES                                  463,888        379,119

Long -Term Liabilities:
     Long-term debt                                              60,000         60,000
     Capitalized lease obligations                                2,412          2,420
Liabilities Subject To Compromise:
     Accrued restructuring costs                                 42,329         42,329
     Capitalized lease obligations                               22,916         23,229
     Long-term debt                                             418,796        419,465
     Accounts payable                                           197,602        196,787
     Accrued expenses                                            68,046         67,364
                                                            -----------    -----------
     Total Liabilities Subject To Compromise                    749,689        749,174

     TOTAL LIABILITIES                                        1,275,989      1,190,713
                                                            -----------    -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                49,954         49,954
     Additional paid-in-capital                                   6,017          6,017
     Deferred compensation                                         (315)          (327)
     Retained (deficit) earnings                               (285,417)      (260,427)
                                                            -----------    -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY           (229,761)      (204,783)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY   $ 1,046,228    $   985,930
                                                            ===========    ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 10/29/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  10/29/2000
FORM OPR-4

                                                         Total
                                                        --------
Trade Accounts Payable (Merchandise)                    $ 91,977


                                                         Total
                                                        --------

Expense & other payables                                $143,236

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                            Date         Date           Total
                TAXES PAYABLE             Incurred        Due            Due
                                       -----------------------------------------

Federal income tax                     **  Various       Various      7,843,442

State income tax                           Various       Various        (86,144)
                                                                     -----------
                              SUBTOTAL                                7,757,298
                                                                     -----------
Sales/use tax                 SUBTOTAL  *  Various       Various     10,558,369
                                                                     -----------


Personal property tax                   *  Various       Various      3,246,666

Real estate taxes                       *  Various       Various     12,499,395

Inventory taxes                         *  Various       Various              -

Gross receipts/bus. licenses            *  Various       Various         50,052

Franchise taxes                         *  Various       Various        545,636
                                                                     -----------
                              SUBTOTAL                               16,341,749
                                                                     -----------

                                                                     -----------
TOTAL TAXES PAYABLE                                                  34,657,416
                                                                     ===========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 2, 2000 THROUGH OCTOBER 29, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                                                             TOTAL DUE
                                                   DATE                      (10/29/00
                                                 INCURRED      DATE DUE       BALANCE)
                                                --------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                     04/14/00      04/14/04       $217,956
         Facility standby letters of credit      04/14/00      04/14/04         25,728
         Facility trade letters of credit        04/14/00      04/14/04         17,814
         Term loans                              04/14/00      04/14/04         60,000
                                                                              --------
TOTAL EXTENSIONS OF CREDIT                                                    $321,498
                                                                              ========
ACCRUED INTEREST PAYABLE                                                      $  1,333
                                                                              ========

FORM OPR- 5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                                  ACTIVITY
                                                                              OCTOBER 2, 2000
                                                                                  THROUGH
                                                                              OCTOBER 29, 2000
                                                                              ----------------
Net Sales                                                                         $ 73,531

Costs of merchandise sold and buying and occupancy expense                          57,080
                                                                                  --------
Gross margin after cost of merchandise sold and buying and occupancy expenses       16,451

Selling, General and Administrative Expenses:
     Net Employment Expense                                                         18,002
     Net Advertising                                                                 6,947
     Banking and Other Fees                                                          1,048
     Real Estate and Other Taxes                                                     1,719
     Supplies                                                                        1,441
     Communication and Equipment                                                       373
     Travel                                                                            863
     UCC and Other Services                                                           (702)
     Legal and Professional                                                            446
     Sales and Shipping                                                                 71
     Insurance                                                                         339
     Miscellaneous                                                                      62
     Credit Card Services                                                              (54)
                                                                                  --------
Total Selling, General and Administrative Expenses                                  30,555

Other expense/(income), net                                                             (2)

Restructuring charge (credit)                                                           97

Depreciation and amortization                                                        3,033
                                                                                  --------

Earnings (loss) before interest, reorganization items, and income tax              (17,232)

Interest expense - debt                                                              3,273
Interest expense - capitalized leases                                                  284
                                                                                  --------
Earnings (loss) before reorganization items, and income tax                        (20,789)

Reorganization Items:
     Legal and Professional                                                          1,995
     Miscellaneous fees                                                                199
     Loss (Gain) on Disposal of Assets                                               2,149
     Close Store Charges                                                              (142)
                                                                                  --------
     Total Reorganization Items                                                      4,201

Earnings (loss) before income tax                                                  (24,990)
                                                                                  --------
Net earnings (loss)                                                               $(24,990)
                                                                                  ========




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